UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

(Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

Registrant’s Telephone Number, including Area Code: (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

ANNUAL REPORT

MAY 31, 2023

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MAY 31, 2023 (UNAUDITED)

The investment strategy of the Tarkio Fund (the “Fund”) is to use our 6-part criteria to identify companies whose leaders and whose culture can, over time, give them a competitive advantage (including by engaging employees, delighting customers, adapting and innovating, continuously achieving efficiencies, and continually improving in general). As the Fund’s adviser, our qualitative review of each portfolio company during the fiscal year ending May 31, 2023, was, as always, substantially focused on leadership and culture, where we attempted to identify the following management and cultural characteristics:

1.

Humility, integrity, and trust;

2.

Long-term focus;

3.

Passion and purpose;

4.

Teamwork: cooperation, not competition;

5.

Employee empowerment: driving fear out of the organization; and

6.

Disciplined capital allocation.

As has been our historical practice, once we identify a company that we believe exhibits these qualities, then we attempt to buy and hold its stock as a long-term owner of the business. We try to make these purchases when the stock trades at attractive prices based upon our assessment of the potential cash flows of the business for as far out into the future as we think we can see. If we believe we have accomplished those two things (purchasing companies that fit our criteria at attractive prices), then our intention is to continue to hold those positions indefinitely. Our primary focus is to continue to research and evaluate the company’s management and culture compared to our criteria. Whether we sell to reduce or to eliminate a position is predicated upon whether and to what extent the company’s culture and leadership may drift away from our criteria. Other than that, our intention is to hold through whatever may occur, including short-term economic cycles and geopolitical and macroeconomic events. As with every short-term period, the Fund’s performance during the past year was influenced by investor sentiment in the broader market. Fears of inflation and recession in the last half of calendar year 2022 resulted in a large market drop, followed by relative stock market strength in the first half of calendar 2023. While the downs and ups of the Fund generally followed the timing of the overall market throughout the fiscal year, the magnitude of the Fund’s downs – as is often the case – were more than those of the S&P 500® Index during the period. As a result, the Fund’s performance during the fiscal year ending May 31, 2023 was down 9.63% while the S&P 500® Index was up 2.92% during the same period. The companies with the largest share price declines affecting the Fund’s performance during the period were Lumen (LUMN, -84%), The Container Store (TCS, -68%), and MillerKnoll (MLKN -55%).  The Fund’s best performers over the period were Modine Manufacturing (MOD, +131%), Chipotle Mexican Grill (CMG, +48%), and General Electric (including recent spinoff GE Healthcare) (GE/GEHC, +64%). And although Cognex Corporation did not have as dramatic a share price increase as some of these other companies from the beginning to the end of the fiscal year ended May 31, 2023 (CGNX, +14%), its positive contribution to the Fund’s performance was substantial due to the size of the Fund’s position. As is typically the case, the stock prices of all of the companies in the Fund’s portfolio were subject to a high degree of volatility throughout the period, just like the rest of the market in general.

Annual Report |  1

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2023 (UNAUDITED)

As a result of these significant price fluctuations, the Fund’s adviser was again able to reposition a substantial portion of the Fund’s assets into companies that we believe represented very high quality and very good value. The Fund was able to purchase a substantial amount of additional stock in a number of what we believe to be high quality holdings at prices that we believe will provide significant increased value for the Fund’s long-term shareholders, including Danaher (DHR), Manitowoc (MTW), ESAB, Enovis (ENOV), MLKN, and Vontier Corp (VNT).

Although this is primarily a review of fiscal year ending May 31, 2023, we manage the Fund with a multi-year time horizon in mind. We believe that the significant market dislocation in 2021 and 2022, due to various geopolitical and macroeconomic events, represents a reaction to short-term, temporary conditions. In response to that market dislocation, we tried very hard to take advantage of the values that we believe exist in many of the Fund’s current holdings. We believe we are in a better position than ever to continue to build and compound meaningful wealth for our long-term partners/shareholders in the Fund.

For a more thorough understanding of our investment process, including a fuller description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our past shareholder letters, available at www.tarkiofund.com/shareholder-info, as well as the Fund’s Prospectus, which can be obtained by calling 866-738-3629 or downloaded at www.tarkiofund.com. The last four investor letters are attached to this MDFP as exhibits for reference. We note our past shareholder letters are typically included with our quarterly account statements for shareholders that invest directly with the Fund.

We thank you for your investment in the Tarkio Fund.

Sincerely,

Warm regards,

Russ, Michele, Ginger, Jeremy & Dominic

The Tarkio Team

Annual Report |  2

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 1, 2023 (UNAUDITED)

March 31, 2023

This quarter we are pleased to provide an update on one of our top holdings: the General Electric Company (GE).  For your reference, included is our letter from the fourth quarter of 2019 laying out our original investment thesis for this important long-term position in the Tarkio Fund.

GE is rapidly becoming one of the highest profile and dramatic turnarounds in corporate history.  It has been a privilege to have a ring-side seat watching and learning from CEO Larry Culp.  He has methodically, enthusiastically, and humbly been transforming this iconic company from the brink of collapse to the starting point of a compounding machine directly out of the playbook of his former company (and long-term Tarkio Fund holding) Danaher.  Larry’s steadfast commitment to creating an employee empowered, collaborative culture while making the tough decisions to shore up a rickety balance sheet under immense pressure and criticism from Wall Street is admirable to say the least.  Larry handled the criticism with grace and dignity and has been a “north star” example that the company’s tens of thousands of employees have needed.  As we have mentioned before, we see our investment process as being a learning process, and living with Larry through the transformational journey of GE has provided us with one of our deepest learning experiences to date.  The Tarkio team will be better investors for the experience.

Let’s look at what Larry has accomplished so far:

Larry’s first priority was to stabilize a damaged balance sheet.  He moved quickly to clean up and wind down the company’s out of control finance arm, GE Capital.  In just two-years, he and the team were able to remove enough risk from the GE Capital balance sheet to package up the remaining aircraft loan portfolio and partner the assets into a joint venture with main competitor AerCap at very favorable terms.  Once considered to be the most serious risk to GE’s survival, GE Capital was transformed to a low maintenance, value producing asset.  The change has enabled the GE team to devote all their efforts to the company’s core manufacturing operations.  In addition, also at the two-year mark, Larry infused twenty billion dollars in cash into the company by selling a portion of the GE Health Care division to Larry’s “old mates” at Danaher.  So, in just twenty-four months, Larry has cleaned up a balance sheet that had been deteriorating for thirty-eight years.

As we stated in the attached letter, rarely have we seen a corporate leader who is so astute in both operational excellence and financial acumen.  From day one of Larry’s tenure, the transformation of GE to a lean culture began in earnest.  In every communication Larry had with the investment community or the press, he mentioned the lean transformation in seemingly every other sentence, despite the fact that the Wall Street audience really hasn’t cared much about GE’s transforming corporate culture.  His clear external messaging mirrors what Larry emphasizes internally.  It has been fun and inspiring to watch the transformation, step by step, across the entire company at such a massive scale.  Lean is about eliminating waste by empowering employees to learn, creating a culture of collaboration that enables learning to compound across the organization.  If done well, the result is a company that compounds cash flow long into the future.  We have witnessed improvement in GE’s free cash flow every single quarter since Larry took the helm.  In 2018, cash flow was alarmingly negative and is now running at a healthy positive rate.  Although the GE business system should produce incremental compounding cash flow over the long-term, in the near term we believe there is still significant low hanging fruit to be harvested, particularly in the Power Division as poorly priced contracts continue to run off the books.

Annual Report |  3

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 1, 2023 (UNAUDITED)

As described in the attached letter, the Danaher playbook for compounding through lean culture involves (1) acquiring a company, (2) transforming that company to a lean culture, resulting in increasing cash flow, (3) using that increased cash flow to acquire more companies, and (4) repeating the process with another acquisition, and then another, etc.  Larry has the experience of transforming dozens of companies into lean operations at Danaher, but the scale of GE’s geography and sales should provide an even broader platform for the acquisition/transformation playbook at GE.  After transforming GE itself into a lean enterprise, Larry is poised to go out and find acquisition targets to repeat the process.

For a variety of reasons, this process gets more difficult with size.  But now that GE is ready to take the Danaher playbook on offense, they have decided to split the company into three separate companies.  Today, after the massive restructuring of the past four years, GE consists of three industry leading businesses: GE Aviation, GE Health Care, and GE Power (GE Vernova).  The smaller size enables each (still fairly sizeable) company to make smaller, tuck-in acquisitions that fit each its core competence and allow the culture to be more efficiently transformed.  GE Health Care was successfully spun off as an independently traded stock on January 4th of this year, and GE Verona is set to be spun off early in 2024.  We could not be more excited now to watch and learn even more, as GE pivots from defense to the Danaher playbook offensive plan.

We have written in the past about our belief that although it may not feel or look like it in the short term, “the good guys will win in the end.”  We could not be more gratified to point to H. Lawrence Culp, more evidence of this thesis that is our investment, business, and life philosophy.

We write each of these quarterly letters about a month and a half in advance of its publication date to allow for compliance reviews.  As a result, we are writing this letter in the dead of our Montana winter even though you are receiving it at the cusp of the spring season.  As such, we are imagining you unfolding this letter as spring unfolds into a season of rebirth and release of winter’s stored energy.  This is the spring season for the rebirth and release of stored energy on the continuous journey of the GE Company.

We thank you for your continued support, please contact us if you have any questions.

Warm regards,

Russ, Michele, Ginger, Jeremy & Dominic

The Tarkio Team

Annual Report |  4

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 1, 2023 (UNAUDITED)

On March 31, 2023, the closing share price (and percentage of the portfolio) of the securities mentioned in this letter are as follows:  GE Healthcare $82.03 (2.36%), General Electric $95.60 (8.25%), Danaher $252.04 (6.57%).

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Annual Report |  5

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 2, 2019 (UNAUDITED)

This letter, originally provided to Tarkio Fund shareholders in June of 2019, was provided for context and background information as an enclosure to the March 31, 2023 Tarkio Fund shareholder letter.

June 30, 2019

During the past eighteen months we have been accumulating a meaningful position in The Manitowoc Company (6.12% of Fund holdings). As you know, we select our long-term holdings in the Tarkio Fund based upon a set of management criteria that we believe, if successfully implemented, will create a culture that can unleash the best in human potential. In particular, we generally look for companies that feature:

• Integrity of Management

• A Long-Term Focus

• Purpose and Passion

• Employee Empowerment – Driving Fear Out of the Organization

• Teamwork – Cooperation, Not Internal Competition

• Disciplined Capital Allocation

These criteria are based on the work of W. Edwards Deming, a management consultant who revolutionized manufacturing when he introduced his management concepts to Japan after World War II. He ignited the “quality” revolution lead by the Japanese in the 1980’s and most notably the domination and eventual transformation of the auto industry by Toyota. We have been students of this process since 1988 and perform all our analysis through this lens. Over time, we have boiled his process down to a set of core principles in order to identify companies that have created energized corporate cultures, including companies outside of the manufacturing sectors. We think being able to translate these principles to identify companies that may have never even heard of Deming is a testament to the universality of the values around which this process is based. It has been rewarding and fun to use this work to diversify our portfolio beyond the manufacturing sector.

That said, there has been a small portion of the manufacturing sector that have stayed devoted not only to the Deming principles but also to the specific techniques and tools (including specific principles, structures and incentives) he used to motivate individuals and encourage collaboration. In fact, this subset of manufacturers has continually improved upon the Deming model over time. This small group of almost “cult-like” followers have fallen under several labels over the years (Continuous Improvement, Total Quality, Lean Manufacturing, Six Sigma, and Kaizen, among others). We have been fortunate over the years to have benefitted from a handful of these zealots. A few manufacturers we own that are presently doing this are Danaher, Herman Miller and Colfax (5.15%, 4.29% & 1.12% Fund holdings respectively). When we are fortunate enough to find these gems, we believe they can provide us with two powerful advantages:

1. They are easy for us to identify, as they are typically proud of their work in this area and often wear it on their sleeve.

2. If you can find these companies in the early stage of a long-term transformation process you can get a rare, and we believe dependable, look into the future of a company that will be incrementally improving their competitive position in the market place indefinitely into the future.

Annual Report |  6

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2019 (UNAUDITED)

As such, we are proud and excited to have had the opportunity to allocate a meaningful portion of Tarkio Fund’s capital to The Manitowoc Company last year. Although the Deming method is a model of empowered employees and decentralized decision-making, the essential element in a company’s transition and ultimate success is a total commitment from its leadership. We think this is the reason only a very small number of companies can make this sort of organizational transformation, since a change in culture on this scale typically results in poor short-term performance before the long-term benefits start to accrue. In our opinion, few leaders have the commitment to withstand short-term pressures, particularly in publicly-traded companies, to stay the course and power through the inevitable trough. Even more unique is to be able to find a leader with that type of strong will paired with the humility to delegate decision making away from the executive suite and onto the manufacturing floor. We believe that Manitowoc CEO Barry Pennypacker is that leader!!

The Manitowoc Company was an odd midsized company consisting mostly of an industrial kitchen equipment business and an old line crane manufacturing business. Three years ago, an activist investor forced the company to split itself into two separate companies for short-term gain. The crane business was subsequently left as a stand-alone, publicly traded entity. The consensus investor opinion at the time was that most of the value in the prior combined entity was in industrial kitchen equipment. The crane business had a checkered financial history and was viewed somewhat as the discarded piece in the transaction, and its stock price suffered as a result. Not long after, Barry Pennypacker was hired as Manitowoc’s new CEO. Pennypacker had begun his lean journey with our own Danaher, then took his learned expertise in “Lean” to transform companies on two subsequent occasions, one being the publicly traded Gardner Denver company. When Barry was hired at Manitowoc, he brought key members of his transformational team from his previous experiences with him. The band was back together for one more gig.

Regarding the stock price, we think Wall Street likes to see improving financial results, even though it’s analysts may not always have an understanding of what it takes to get there. In fact, a management philosophy that empowers lower level employees to be able to make decisions is often viewed by the consensus investment community as a negative. In fact, we believe that employee empowerment can often be the antithesis of the ego centric Wall Street culture. As a result, despite a revitalized management team at Manitowoc, the stock continued to languish. Probably looking for a fresh start and a complete reset, the company decided to reverse split the stock (each share of stock became a quarter of a share with four times the price). In our experience, these transactions almost always lead to lots of investors bailing out once they see that they are left with what they consider remnants of a former holding in their portfolios. This type of selling also seems to be much more prominent during years of heavy year-end tax-loss selling (as occurred at the end of 2018). Partly because of these phenomena, Manitowoc’s stock price came under heavy selling pressure during last year’s fourth quarter. We took full advantage of this rare opportunity and significantly added to our position during the end of 2018. In an unusual set of circumstances, a similar situation occurred with YRCW last year as they also had a reverse stock split a few years ago. We aggressively and enthusiastically added to our position there as well. This is the primary reason for our short-term underperformance in the fourth quarter of 2018 and, correspondingly, our outperformance in the first quarter of 2019. The valuation metric we like to use in some situations like this is the relationship between stock price and sales (the “price to sales ratio”). Stable industrial companies with average profitability we believe can generally sell at 1.0-1.5 times sales. Manitowoc’s stock currently sells around $17 per share and the company at this very early stage in its transformation has about $47.00 of net sales per share.

Annual Report |  7

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2019 (UNAUDITED)

On May 10, 2019, Manitowoc reported its first quarter earnings, and there was incremental but clear evidence of their progress in the numbers reported. But we got a glimpse of their real progress in January, as Dominic Piazza and Jeremy Brown made a site visit to the company’s Shady Grove manufacturing facility. They could literally see the difference between the manufacturing areas that had already undertaken transformation efforts and the areas that have yet to start the transformation. They likened the experience to visiting two altogether different companies. I’ve personally had experience with this type of lean transformation in the late 1980’s (often known at that time as “total quality control”), as we owned, benefitted from and witnessed a transformation at JLG Industries. In addition, the passion and belief in the transformation process they witnessed at Manitowoc from everyone they interacted with at the company was nothing short of extraordinary and probably a career-changing experience for both Jeremy and Dom (like it was for me at JLG).

Outstanding investment results always include a little bit of good fortune coming your way. Identifying The Manitowoc Company and Barry Pennypacker is smack dab within our circle of competence and, we believe, can be easily duplicated. But finding them at this early stage in their transformation it is nothing short of a miracle, and we welcome our good fortune. As Warren Buffett says, “When it's raining gold, reach for a bucket, not a thimble.” In this case, we have tried to behave accordingly.

We thank you for your continued confidence and investment in the Tarkio Fund.

Warm regards from our home in Western Montana,

Russ, Michele, Ginger, Jeremy, and Dominic

The Tarkio Team

On June 30, 2019, the per share price of MTW was $17.80. The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA.

Annual Report |  8

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 4, 2022 (UNAUDITED)

December 31, 2022

As the advisor to the Tarkio Fund, Front Street Capital Management’s purpose is to create meaningful wealth over long periods of time for our clients.  To accomplish this purpose, we invest capital in companies we believe will compound cash flow over the long term, holding them as long as they continue to get better and better.  Many of these companies can be defined as “lean thinking” organizations.  In this letter, we will try to explain how a truly “lean” company can fit into our investment criteria in furtherance of our purpose.

Readers of our quarterly letters will know that we believe companies that exhibit the following qualities are well-positioned to improve continuously well into the future:

•

Long-Term Focus

•

Integrity, Humility, and Trust

•

Employee Empowerment

•

Teamwork and Cooperation

•

Purpose and Passion

•

Disciplined Capital Allocation

Our criteria are based on the principles of management outlined by W. Edwards Deming that helped create the foundation of the Japanese lean manufacturing revolution of the second half of the twentieth century – exemplified by Toyota and its Toyota Production System.  Our readers will certainly have seen us use the word “lean” (as well as its cousins “kaizen,” and “continuous improvement”) on a number of occasions over the years.  But what do we mean by “lean” and why do we invest in “lean-thinking” companies?

Under our definition, a truly “lean” company has a strong, noble purpose that goes beyond simply trying to make money and strives to create something beneficial for society.  In creating that societal benefit, the lean company provides something of value to customers, for which they are happy to pay money.

In order to produce this value for their customers in furtherance of their purpose, lean companies (like all companies) undertake many, many operations and tasks.  As a company grows and tries to provide more value to more customers, these operations/tasks become more complex.  Unlike most organizations, lean companies focus on the distinction between those tasks that actually provide value to the customer and those that don’t.  Here’s an example from one of our 15 or so “lean” companies: While making dental implant devices, Envista’s (NVST) employees operate the CNC machines that form the titanium screw, which is value-added work.  But they also spend time beforehand setting up the machines to do their work, they deal with employee benefits paperwork, they restock the office supply cabinets, and they formulate overseas sales strategies (which are all examples of non-value-added work).  Value added work is a task that provides direct benefit to the customer, like building the product.  Non-value-added work is something that doesn’t add direct benefit to the customer, like restocking the office supply cabinet.  Another way to think about the distinction is: What tasks are customers willing to pay for?

Of course, both lean companies and non-lean companies have a variety of value-added and non-value-added activities.  It is estimated that at least 95% of all activities of for-profit companies are non-value-added activities (with the least amount of value-added work being

Annual Report |  9

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 4, 2022 (UNAUDITED)

provided by the management level). Unfortunately, in many non-lean companies, management ignores waste and instead tries to focus resources on making the value-added work more efficient.  On the other hand, lean companies, like Envista, continually strive to reduce the amount of non-value-added activities they undertake in order to be able to devote more of their resources (like time, money, people power, energy, etc.) to those activities that actually provide value to the customer in furtherance of their purpose.  Spending resources on non-value-added activities is a waste of these resources.

So lean companies develop techniques and systems that help their employees:

1.

identify activities that do not add value as well as problems that get in the way of undertaking value-added activity,

2.

figure out systematic ways to solve the problem or reduce or eliminate the wasteful activity,

3.

measure whether their solutions are effective,

4.

implement effective solutions and share them with others inside the company,

5.

learn from the previous 4 steps so that once the problem is solved, it does not reoccur, and

6.

continuously repeat steps 1-5 forever, always solving more and more problems.

Together, these techniques and systems constitute a company’s so-called “lean toolbox.”  Truly lean companies empower all of their employees to use these problem-solving techniques in order to find and eliminate waste and to solve problems in their workspace.  In most organizations, managers or executives make decisions about how best to solve problems and issue directives down the organizational chart so that those decisions can be carried out by the employees on the front line.  Our lean-thinking companies expect, encourage, and develop their employees to be able to identify/solve problems on the spot continuously.  They believe that front-line workers have more information than management about front-line problems and their causes.  Through purposeful training, companies develop an army of problem-solvers that help drive continuous improvement, innovation, and – importantly – the flexibility to be able to thrive in rapidly evolving market conditions.

Employees are motivated to find waste and solve problems because it is easy to see how non-value-added waste gets in the way of serving the purpose of the company (producing value for the customers).  The more noble the purpose, (and the more that purpose is emphasized by the company) the more it will attract team members who are motivated to find ways to add more value.  In our lean companies, adding customer value leaves employees feeling a sense of fulfillment, so they become passionate about finding ways to improve the company’s ability to provide more and more value in furtherance of its purpose.  This can be as easy (and rewarding) as looking around and saying, “How can I make my job easier today?”  We believe that employees are only motivated by pay as much as it takes to fulfill basic needs and wants (a good standard of living).  But we believe true, lasting motivation comes from a connection to a shared purpose and the trust that the organization places in them to fulfill the purpose to the best of their ability.

In truly lean companies, the leaders’ role is to create the environment for this process to occur continuously into the future, everywhere in the organization.  Rather than solving problems themselves, great lean leaders spend their time creating environments of trust amongst employees and their leaders.  Instead of a boss who thinks they know all the answers (or just as bad, a boss who believes he has the right to make all the decisions), great lean leaders focus on supporting the problem-solving activities of the employees who are actually adding value for

Annual Report |  10

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 4, 2022 (UNAUDITED)

the customer.  They foster cooperation, support the free flow of information, and create incentive systems that promote collaborative problem solving.  For us, the best lean companies do so by creating an environment of trust.  If lean leaders can do this well, they can foster continuous improvement throughout a company that gets better and better long into the future.  Thus, great lean leaders are constantly focused on the long-term.  How can they create the ingredients for long-term continual improvement and cultivate the next generation of lean leaders through the process of developing problem-solving employees?

The upshot of this lean thinking process is that employees are happy and more passionate about their jobs.  Employee retention and engagement is better.  They are better at solving problems.  The organization is better at overcoming obstacles and taking advantage of opportunities.  Innovation increases.  The company provides goods and services that create more value for their customers.  At the same time, they are able to use fewer resources to produce these products (profit margins go up).  Customers view the brand as more and more trustworthy.  Customers get more value for what they are paying, so customer loyalty is high.  The company continuously comes up with innovative products that provide additional customer value.  The trusted brand and increased customer value results in more pricing power.  Market share increases.  And the result is that cash flow can continue to compound for as long as this system can sustain.

Our job is to make sure we are confident that these companies continue sustaining their cultures in accordance with our criteria.  Every time we visit a company, we learn more about the systems they use to identify/solve problems, to continually reduce waste, and to develop their employees in lean problem-solving.  And we can usually see them getting better every time we go back!

This is one area where we, as the advisor to the Tarkio Fund are working to add value, as these visits help us to be able to judge whether a company’s best days will continue to be ahead of them. As long as that remains the case, we will continue to hold shares of these businesses indefinitely into the future.

Warm regards,

Russ, Michele, Ginger, Jeremy & Dominic

The Tarkio Team

Annual Report |  11

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 4, 2022 (UNAUDITED)

On December 31, 2022, NVST was 3.9% of the Tarkio Fund Portfolio at a share price of $33.67 a share.

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Annual Report |  12

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 3, 2022 (UNAUDITED)

September 30, 2022

For this quarter’s letter we are reposting correspondence included in the fourth quarter 2021 Tarkio annual report on the benefits of long-term thinking/investing.  The more chaotic others’ behavior is in the short-term, the more beneficial it is for those who can look beyond the noise and react with clear purpose and rational thought.  Based on the criteria laid out in the below letter, we could not be more proud to be associated with the outstanding companies we are currently partnered with in the Tarkio Fund.  As such, we have never been more confident in the portfolio’s ability to compound your (and our) capital at meaningful rates into the future.

As always, please call if you have any questions.

Respectfully,

Russ, Michele, Ginger, Jeremy & Dominic

The Tarkio Team Letter Originally Dated November 11, 2021

Dear fellow shareholders,

We often say that our “long-term investment” strategy distinguishes the Tarkio Fund from investments managed by other managers.  Being a long-term investor is all well and good, but what does that really mean?  Are we talking about two years, five years, ten years?

In theory, our ideal holding period for owning companies is indefinite, as in forever.  Holding “forever” is not a specific goal or objective for each company, but rather (and more importantly) a state of mind.  It is a way for us to view the investment process from a different perspective than any other investor we know of.  It allows us to take the same information available to everybody else and filter that information through a different lens.

Here's what we mean: The highest IQs with the most advanced finance degrees on the planet are jockeying daily to outwit each other in the traditional Wall Street world based on the latest news of the moment.  But the result of all this effort and frenetic energy is that less than ten percent of all these participants outperform the Standard and Poor’s 500 Index over time after their fees are taken into account.1  There is no advantage for us to participate in this game of folly.  We cannot wake up every morning and outsmart this highly motivated mass of investors.  Rather, we believe our advantage is to absorb the same information as everybody else but view that information through our ultra-long-term perspective.  We view today’s events through the lens of how this will affect our companies over the next twenty or thirty years, not over the next twenty or thirty days (or even twenty or thirty minutes).

We think investment advantage comes through discipline and ours is being willing to look out further than the crowd.  Yes, in a perfect world our holding period is forever, but the world is not perfect.  We would like to be able to evaluate every company’s cash flow trajectory through the next millennium, but the reality is there are only a small number of companies that we can see past several years, let alone twenty years or more.  But every so often, we find a company that has the characteristics that we believe predict improvement and success for decades into the future.

_____________________

1. See French, K. R. (2008). Presidential Address: The Cost of Active Investing. The Journal of Finance, 63(4), pp 1537-1573.

Annual Report |  13

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 3, 2022 (UNAUDITED)

We understand that we must be disciplined to own only these (in our opinion, very best) companies that we can identify within our well-defined circle of competency.2

The corporate structure is open-ended.  A business, particularly a publicly traded business, is designed to go on forever, beyond any single person’s life span.  Our management theory describes a business as a continuous journey, incrementally improving, and forever evolving.  If a business can, over the long-term, consistently improve, which in turn increases its cash flow stream, even by a modest amount, that improvement will compound within the company over time.  Compounding works like a snowball: the longer it rolls down the hill, the more its volume grows exponentially.  Albert Einstein put it best when he famously said “Compound interest is the eighth wonder of the world. He who understands it, earns it … he who doesn't … pays it.”  But the only way to maximize this compounding, is if it runs uninterrupted.  And because compounding is exponential, the greatest gains accrue in those periods that are the furthest in the future.  So if a business can continually improve, then the best time to own that business is indefinitely into the future.  And importantly, compounding an investor’s capital within a great company for a long time enables the snowball effect to occur on a tax deferred basis, which acts as a super charger for multiplying your wealth!

For over thirty-five years the Fund’s advisor has benefited from investing in companies with a long-term focus.  We believe our obsessive focus on the long term has enabled us to refine our investment process to the point that it has created dependable multiyear meaningful investment returns for our investors and ourselves.  More importantly, we are continuously improving our own process so we can get better at identifying companies with greater odds of success.  That said, we only know how to invest for the long-term.  We have no clue what it takes to be successful short-term investors and we do not think anybody else does either (except for a couple highly sophisticated, short-lived computerized trading algorithms).  The benefits of our multi-year process are compelling.  The drawback, of course, is that short-term fluctuations will be random, uncontrollable, and from time to time extreme.

So yes, if you can hold the right company forever, you can get a significant financial benefit.  But it is the personal and ethical benefits of taking a long-term view that are much more important to us.  In fact, the various financial benefits that we highlight in this letter are just a by-product of the behavior stemming from long-term thinking.

Thinking long-term shapes who we are, how we view the world, and how we interact with people.  Wall Street has a well-deserved reputation for bad behavior, but we believe virtually all nefarious Wall Street activities can be traced to short-term incentives.  In fact, we believe that most unsavory behavior in all areas is a result of short-term thinking.  Think about it: whether it is in investing, the workplace, politics, or relationships, we think you can make a direct connection between illegal, unethical, or immoral behavior and short-term thinking.3  On the flip side, we believe long-term thinking typically leads to exemplary behavior.

___________________

2. We look for companies that feature:

• Integrity of Management                                    • Long-Term Focus

• Purpose and Passion                                           • Employee Empowerment – Driving Fear Out of the Organization

•Teamwork – Cooperation, Not Competition       •Disciplined Capital Allocation

In fact, there have been a few cases in which we have invested in companies that do not possess these traits, but rather because we thought they were really cheap!  In these isolated cases, we typically have had to wait much longer for our investment to pay off.

3. Recent chaos (and individual investor losses) associated with meme stock like GameStop and AMC, the real estate market crash that precipitated the Global Financial Crisis, and the ENRON disaster illustrate some of the many ways that short-term thinking can lead to bad financial outcomes for everyday investors and institutional investors alike.

Annual Report |  14

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 3, 2022 (UNAUDITED)

Ultimately, a business is simply a group of people attempting to provide value to a “customer” by solving a problem, hopefully for the benefit of society.  To provide this value over the long-term, it is vital that a business maintains a good reputation.  It must consider how its actions are going to affect all stakeholders.  The only way to be able to lead a larger group for an extended period is to build “trust.”  We believe trust is one of the most powerful concepts in business (and in life for that matter).  Trust between management and front-line employees, between departments, between each employee, between the company and its suppliers, certainly between the company and its customers, and between the company and the communities in which it operates.  Trust is the glue that holds a company together, and the stronger the trust, we think the more successful the company will be in the long run.  That said, sometimes you need to make short-term sacrifices in order to build long-term trust.  We view a company’s behavior from this perspective, and as a result we believe we can identify when companies are building long-term value by making short-term sacrifices.

And for that reason, long-term thinking allows us to enjoy yet another financial benefit:  When companies sacrifice short term earnings for long term trust/wealth building benefits, most investors see only the short-term negative and sell their shares, which drives the company’s stock price lower.  For us, this is a no brainer.  The company is reinforcing our confidence in them by their farsighted actions while simultaneously our short-sighted friends on Wall Street are driving the stock down to bargain prices.  This is the primary scenario we use to purchase shares of our favorite compounding companies at attractive prices.

The daily routine for the Tarkio Team consists of interacting with the management teams of companies in which we either currently have an ownership stake or that we are vetting for possible future investment.  These teams behave in this long-term, trust-building manner.  While we have accrued financial benefits from investing in these outstanding companies, the bigger benefit for us personally has been to be able to be associated with and partner with people we respect and admire.  These associations make everyday a delight, keep us engaged, and make our research activities a joyous experience.  Rest assured; we will continue to align ourselves with like-minded, long-term value creators as we continue to build the ecosystem that is the foundation for allocating your capital in the Tarkio Fund.  As we discussed in our May 1, 2020 “Equity News” letter to our Front Street Capital Management clients, our belief that “the good guys will win in the end” is unwavering.

Often, good outcomes take a long time to develop, but while human nature wants to take a short cut, focusing on the long-term enables you to allow the process to progress.  By consistently focusing on the long term, we benefit today from the work done years ago, and our work today is intended to pay off long into the future.  This philosophy liberates us to continue to focus on the horizon.  The analogy is to enjoy the shade today from the tree planted years ago.  And under the comfort of that shade, you can continue to plant even more trees for the future.

Wow!  Exemplary behavior, leading to solving important societal needs, while efficiently compounding investors’ hard-earned capital at attractive rates of return.  These are all the results of taking a long-term view.  Yes, business can be a force for good.  The difference between this philosophy and the cutthroat, money hungry corporations that many folks think of is the difference between focusing on compounding long-term wealth and focusing on short-term profitability.  “Conscious Capitalism” is simply long-term capitalism.

Annual Report |  15

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 3, 2022 (UNAUDITED)

For better or worse, time seems to always go by faster than you think.  How about letting this concept work for you instead of frustrating you?  If time seems to speed up, then the compounding benefits will seem to come quicker!  Ignore the short-term noise and volatility that create so much stress and anxiety in life.  Focus on the calmness of the horizon and allow yourself to experience the magic of time and compounding working in your favor for both financial gain as well as personal fulfillment.  This is the philosophy we use in managing the Tarkio Fund, and we thank you for taking this journey with us.

Respectfully,

Russ, Michele, Ginger, Jeremy & Dominic

The Tarkio Team

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Annual Report |  16

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 2, 2022 (UNAUDITED)

April 30, 2022

We thought it would be appropriate this quarter to give an update on one of our favorite holdings, The Manitowoc Company. Our initial letter on Manitowoc (dated June 30th, 2019) is included for your reference.  The background we laid out at the time is still as valid today, but we feel that the company’s lean journey during the past three years has elevated Manitowoc into a world class organization.

As mentioned in the 2019 letter, Barry Pennypacker was involved early in the development of the Danaher Business System. Barry and his team went on to use that experience to transform several companies, most notably Gardner Denver (now a subsidiary of Ingersoll Rand). Part of that team was a young protégé named Aaron Ravenscroft. Aaron started his career as a sell side analyst with Cliff Ransom, head of research at Janney Montgomery at the time and an expert on lean management. (There is a podcast interview with Cliff on our Front Street Capital Website that we highly recommend). Although we had not yet met Aaron, we had been constantly hearing about this brilliant young leader waiting in the wings. In August 2020, Barry retired as CEO of Manitowoc, making way for Aaron to take the mantle.

In other cases, we have seen lean implemented (with varying success) using complex terminology and acronyms. We believe this lends itself to demonstrating the qualifications of the “lean instructor” rather than getting buy-in from the whole team. Aaron’s approach to Manitowoc’s lean transformation on the other hand, breaks down the process into understandable concepts so everyone in the organization can relate and implement. They call this approach “The Manitowoc Way,” and it harnesses the genius and engagement of each employee to drive long-term continuous improvement. We have had the privilege of living with Aaron’s leadership for almost two years now, and we could not be more impressed. We are confident Aaron has continuously improved upon the foundation Barry built and, at this time, we believe Manitowoc is as proficient in lean as any company in our portfolio (which is saying a lot).

At 42 years old, Aaron is savvy beyond his years. Barry was a strong personality, and we know working under his wing was in some ways challenging for a young manager. But we believe that experience steeled and prepared Aaron in a unique way for such a young CEO. In addition, we believe his Wall Street background gives him a unique perspective on the short-term pressures that can be detrimental to leading a company. It takes courage to ignore these pressures and do what is best for the long-term. We believe great companies are led by CEO’s who can stay focused on continually improving the company’s ability to compound long-term free cash flow, rather than maximize quarterly earnings. Aaron has already proven his resolve in this regard.

Barry’s (and by association Aaron’s) roots were born in the Danaher business model. A large part of that model is the astute allocation of capital, particularly regarding acquisitions. The core of lean management lies in the transformation to a collaborative, empowered organization. Great operators can acquire other companies, transform their culture, increase their free cash flow, and repeat. The result of this process can be a sustainable, long term compounding machine. Aaron has already shown his understanding and commitment to this model. Manitowoc has made two strategic acquisitions already during his short tenure. Again, at 42 years old, we believe we are at the embryonic stage of what could be a long journey of compounding.

Annual Report |  17

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2022 (UNAUDITED)

The crane industry is a cyclical business that has not had a meaningful upcycle since the great recession of 2009. Manitowoc has made monumental improvements in terms of operating efficiency and free cash flow generation since Barry’s arrival in 2016 that have been overshadowed by the state of the industry dynamics. As such, the most significant financial benefits from this work have yet to be realized as the company’s more efficient operating structure has not had the added revenue to really show results yet. With cyclical industries, often the longer the cycle stays down, the greater the upcycle. In the crane industry this is because you can only repair an old machine so many times before buying a new one is more cost effective. There is a time when just the replacement cycle of existing equipment will provide a dramatic increase in sales. We believe we are on the cusp of such a replacement cycle. In addition, we also feel this coincides with an upcycle for new construction of all types (including projects that would require cranes). Add to that the possible release of government funds for infrastructure spending, and there is the possibility of a crane super cycle over the next few years. We are confident that the dramatic improvements Barry, Aaron, and their team have made over the past six years will translate such a tailwind into meaningful free cash flow.

Over the past couple of decades, the pattern in the equipment industry has shifted toward rental companies and dealers having a larger percentage of the industry profits. Much of this shift has occurred because of the lack of new equipment sales. Many of Manitowoc’s competitors complain about this so-called injustice. Aaron, on the other hand, is doing something about it. As previously mentioned, Manitowoc has recently made two acquisitions. One company is a crane dealer, and the other company is a rental company specializing in cranes. Manitowoc should reap the benefit of improving cash flow by implementing The Manitowoc Way. And by participating in another facet of the heavy equipment industry, Manitowoc expects to increase recurring rental and service revenue, which they believe will help to smooth out some future cyclicality.  More importantly, this move will allow more Manitowoc team members to operate even closer to more of its customers, which is one of the most important drivers of The Manitowoc Way across the entire company.

Lastly, in 2019 we suggested that a fair valuation per share for a manufacturing company of this quality should be between 1 – 1.5 times sales per share. Since 2019, sales per share have increased from $47 per share to over $60 per share. The upcycle for the industry seemed ready to unfold early in 2020, but that demand became derailed by the global pandemic. Again, coming out of the pandemic shutdown late last year, orders began to accelerate before the supply chain issues of late 2021 struck the global economy. As we speak, the company has a strong backlog of orders with the industry carefully watching for any positive impact from the release of U. S. infrastructure spending.

In closing, the Tarkio team is proud to be partners with the team from The Manitowoc Company. We anticipate enjoying the dual benefits of compounding our knowledge and capital alongside them for decades to come.

Thank you for your investment in the Tarkio Fund.

Sincerely,

The Tarkio Team

Annual Report |  18

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2022 (UNAUDITED)

On April 30, 2022, MTW was 8.48% of the Tarkio Fund Portfolio at a share price of $13.24 a share.

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Annual Report |  19

TARKIO FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2023 (UNAUDITED)

AVERAGE ANNUAL RETURNS

	1 Year	3 Years	5 Years	Since Inception *	Ending Value
Tarkio Fund	-9.63%	13.09%	4.78%	8.84%	$ 27,450
S&P 500 ® Index	2.92%	12.90%	11.01%	12.50%	$ 40,723

Cumulative Performance Comparison of

$10,000 Investment Since Inception *

Tarkio Fund
S&P 500 ® Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Jun-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
Nov-19
May-20
Nov-20
May-21
Nov-21
May-22
Nov-22
May-23

* Date of commencement of investment operations is June 28, 2011.

This chart assumes an initial investment of $10,000 made on the closing of June 28, 2011 (commencement of investment operations). Total return is based on the net change in net asset value (NAV) and assumes reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 ® Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund’s or the S&P 500’s future performance.

Annual Report |  20

TARKIO FUND

PORTFOLIO ILLUSTRATION

MAY 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
21.84%
Real Estate
5.98%
Basic Materials
1.56%
Money Market Fund
0.21%
Communication Services
3.77%
Consumer Cyclical
9.75%
Consumer Defensive
1.58%
Financial Services
4.52%
Industrials
36.75%
Healthcare
14.04%

Sectors are categorized using Morningstar® classifications.

Annual Report |  21

TARKIO FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2023

Shares		Value

COMMON STOCK - 99.83%

Apparel & Other Finishd Prods of Fabrics & Similar Matl - 0.07%
10,475	FIGS, Inc. Class A *	$ 86,314

Communications Equipment - 0.70%
16,801	Lumentum Holdings, Inc. *	888,773

Construction Machinery & Equipment - 11.88%
1,051,199	Manitowoc Co., Inc. (a) *	15,084,706

Dental Equipment & Supplies - 3.51%
139,525	Envista Holdings Corp. *	4,449,452

Drawing & Insulation of Nonferrous Wire - 1.38%
2,875	Belden, Inc.	251,534
48,500	Corning, Inc.	1,494,285
		1,745,819
Electronic & Other Electrical Equipment (No Computer Equipment) - 9.35%
116,925	General Electric Co.	11,871,395

Fire, Marine & Casualty Insurance - 4.43%
14,900	Berkshire Hathaway, Inc. Class B *	4,784,092
1,175	Fairfax Financial Holdings, Ltd. (Canada)	843,345
		5,627,437
General Industrial Machinery & Equipment - 3.64%
78,583	ESAB Corp.	4,614,394

Industrial Instruments for Measurement, Display & Control - 20.02%
274,600	Cognex Corp.	15,092,016
44,950	Danaher Corp.	10,321,419
		25,413,435
Industrial Trucks, Tractors, Trailers & Stackers - 2.32%
63,500	Terex Corp.	2,944,495

Land Subdividers & Developers (No Cemeteries) - 5.98%
163,300	The St. Joe Co.	7,595,083

Miscellaneous Fabricated Metal Products - 2.32%
9,200	Parker Hannifin Corp.	2,948,048

Motor Vehicle Parts & Accessories - 1.07%
49,600	Modine Manufacturing Co. *	1,353,584

National Commercial Banks - 0.09%
4,225	Bank of America Corp.	117,413

Office Furniture - 3.60%
337,249	MillerKnoll, Inc.	4,569,724

Optical Instruments & Lenses - 2.10%
72,150	Coherent Corp. *	2,666,664

The accompanying notes are an integral part of these financial statements.

Annual Report |  22

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2023

Shares		Value

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.34%
80,458	Enovis Corp. *	$ 4,242,550

Printed Circuit Boards - 1.64%
83,825	Kimball Electronics, Inc. *	2,078,860

Retail-Catalog & Mail-Order Houses - 0.03%
300	Amazon.com, Inc. *	36,174

Retail-Eating Places - 3.22%
1,970	Chipotle Mexican Grill, Inc. *	4,090,685

Retail-Home Furniture, Furnishings & Equipment Stores - 1.77%
913,774	The Container Store Group, Inc. *	2,247,884

Retail-Variety Stores - 1.58%
3,925	Costco Wholesale Corp.	2,007,873

Services-Business Services - 1.39%
18,075	Global Payments, Inc.	1,765,747

Services-Prepackaged Software - 1.12%
20,500	Twilio, Inc. Class A *	1,427,210

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.56%
14,975	Nucor Corp.	1,977,598

Telephone & Telegraph Apparatus - 1.64%
44,500	Ciena Corp. *	2,079,930

Telephone Communications (No Radiotelephone) - 2.65%
1,697,600	Lumen Technologies, Inc.	3,361,248

Textile Mills Products - 0.88%
160,925	Interface, Inc.	1,115,210

Totalizing Fluid Meters & Counting Devices - 4.14%
177,150	Vontier Corp.	5,250,726

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 2.41%
38,425	GE HealthCare Technologies, Inc.	3,055,172

TOTAL FOR COMMON STOCK (Cost $99,767,593) - 99.83%		126,713,603

MONEY MARKET FUND - 0.21%
263,331	Federated Government Obligations Fund - Institutional Class 4.90% ** (Cost $263,331)	263,331

TOTAL INVESTMENTS (Cost $100,030,924) - 100.04%		126,976,934

LIABILITIES LESS OTHER ASSETS - (0.04%)		(50,256)

NET ASSETS - 100.00%		$126,926,678

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at May 31, 2023.

(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the year ended May 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report |  23

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2023

Assets:
Investments in Securities, at Value (Cost $85,930,675)	$ 111,892,228
Investment in Affiliated Security, at Value (Cost $14,100,249)	15,084,706
Cash	44,093
Receivables:
Shareholder Subscriptions	764
Dividends	71,241
Total Assets	127,093,032
Liabilities:
Payables:
Shareholder Redemptions	56,829
Accrued Adviser Fees	82,144
Accrued Service Fees	27,381
Total Liabilities	166,354
Net Assets	$ 126,926,678

Net Assets Consist of:
Paid In Capital	$ 96,263,555
Distributable Earnings	30,663,123
Net Assets, for 6,013,185 Shares Outstanding (unlimited shares authorized)	$ 126,926,678

Net asset value, offering price, and redemption price per share	$ 21.11

The accompanying notes are an integral part of these financial statements.

Annual Report |  24

TARKIO FUND

STATEMENT OF OPERATIONS

For the year ended MAY 31, 2023

Investment Income:
Dividends (Net of foreign withholding tax of $1,763)	$ 972,953
Total Investment Income	972,953

Expenses:
Advisory Fees (Note 4)	956,644
Service Fees (Note 4)	318,881
Total Expenses	1,275,525

Net Investment Loss	(302,572)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	6,230,477
Net Realized Loss on Affiliated Investments	(1,017,168)
Net Change in Unrealized Depreciation on Investments	(16,513,246)
Net Change in Unrealized Depreciation on Affiliated Investments	(2,321,559)
Net Realized and Unrealized Loss on Investments	(13,621,496)

Net Decrease in Net Assets Resulting from Operations	$ (13,924,068)

The accompanying notes are an integral part of these financial statements.

Annual Report |  25

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	5/31/2023	5/31/2022
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (302,572)	$ 270,896
Net Realized Gain on Investments	6,230,477	11,616,228
Net Realized Gain (Loss) on Affiliated Investments	(1,017,168)	6,331
Net Change in Unrealized Depreciation on Investments	(16,513,246)	(24,521,344)
Net Change in Unrealized Depreciation on Affiliated Investments	(2,321,559)	(16,390,919)
Net Decrease in Net Assets Resulting from Operations	(13,924,068)	(29,018,808)

Distributions to Shareholders:
Distributions	(11,324,810)	(2,318,878)
Total Dividends and Distributions Paid to Shareholders	(11,324,810)	(2,318,878)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	3,769,837	6,654,650
Net Asset Value of Shares Issued on Reinvestment of Dividends	11,324,808	2,318,878
Cost of Shares Redeemed	(5,997,744)	(3,133,435)
Net Increase in Net Assets from Shareholder Activity	9,096,901	5,840,093

Net Assets:
Net Decrease in Net Assets	(16,151,977)	(25,497,593)
Beginning of Year	143,078,655	168,576,248
End of Year	$126,926,678	$143,078,655

The accompanying notes are an integral part of these financial statements.

Annual Report |  26

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

Years Ended				
	5/31/2023	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Net Asset Value, at Beginning of Year	$ 25.87	$ 31.60	$ 16.48	$ 18.00	$ 20.52
Income (Loss) From Operations:					
Net Investment Income (Loss) *	(0.05)	0.05	0.15	0.02	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(2.66)	(5.35)	15.09	(0.51)	(2.12)
Total from Investment Operations	(2.71)	(5.30)	15.24	(0.49)	(1.98)
Distributions:					
Net Investment Income	(0.05)	(0.04)	(0.12)	(0.03)	(0.11)
Realized Gains	(2.00)	(0.39)	-	(1.00)	(0.43)
Total from Distributions	(2.05)	(0.43)	(0.12)	(1.03)	(0.54)
Net Asset Value, at End of Year	$ 21.11	$ 25.87	$ 31.60	$ 16.48	$ 18.00
Total Return **	(9.63)%	(16.95)%	92.70%	(3.67)%	(9.36)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 126,927	$ 143,079	$ 168,576	$ 91,013	$ 97,563
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	0.17%	0.62%	0.13%	0.72%
Portfolio Turnover	19.20%	12.86%	12.32%	18.76%	20.10%

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Annual Report |  27

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2023

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes. The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”). The Fund is a non-diversified fund. The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITIES VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022), or expected to be taken in the Fund’s 2023 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Annual Report |  28

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2023

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year ended May 31, 2023, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

INVESTMENT INCOME AND SECURITIES TRANSACTIONS: The Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information that is available.

Annual Report |  29

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Board of Trustees (the “Board”) has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to the Fund’s Adviser (the “Valuation Designee”) pursuant to Rule 2a-5 under the 1940 Act and the Fund’s Valuation Policies and Procedures.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, or when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued at a fair value as determined by the Valuation Designee in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2023:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 126,713,603	$ -	$ -	$ 126,713,603
Money Market Fund	263,331	-	-	263,331
Total	$ 126,976,934	$ -	$ -	$ 126,976,934

* See the Schedule of Investments for categories by industry.

Annual Report |  30

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2023

The Fund did not hold any Level 2 or Level 3 assets or derivative instruments at any time during the year ended May 31, 2023.

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended May 31, 2023, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

The Manitowoc Co., Inc.
Fair Value as of May 31, 2022	$ 12,418,150
Purchases	1,105,327
Sales	(343,385)
Net Realized Loss on Sale of Investments	(141,633)
Net Change in Unrealized Appreciation on Investments Held at Period End	2,046,247
Fair Value as of May 31, 2023	$ 15,084,706
Share Balance as of May 31, 2023	1,051,199
Dividend Income	$ -

The Container Store Group, Inc. *
Fair Value as of May 31, 2022	$ 8,049,003
Purchases	261,764
Sales	(819,542)
Net Realized Loss on Sale of Investments	(875,535)
Net Change in Unrealized Depreciation on Investments Held at Period End	(4,367,806)
Fair Value as of May 31, 2023	$ 2,247,884
Share Balance as of May 31, 2023	913,774
Dividend Income	$ -

* The Container Store Group, Inc. is no longer an affiliate of the Fund as of the year ended May 31, 2023.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies, and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser an advisory fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund under the Investment Advisory Agreement (“Agreement”). For the year ended May 31, 2023, the Adviser earned $956,644 in advisory fees. At May 31, 2023, the Fund owed the Adviser $82,144.

Annual Report |  31

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2023

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the Adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data. In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal, and chief compliance officer services. Under the Services Agreement, the Adviser receives a fee of 0.25% of the average daily net assets of the Fund. For the year ended May 31, 2023, the Fund incurred $318,881 in service fees. As of May 31, 2023 the Fund owed $27,381 in service fees to the Adviser.

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding advisory fees and service fees payable under the Agreement and the Services Agreement and the Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees, fees and expenses of acquired funds, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Board and officer with respect thereto.

Officers and a Trustee of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	169,025	$ 3,769,837	223,683	$ 6,654,650
Shares issued in reinvestment of dividends	594,167	11,324,808	78,287	2,318,878
Shares redeemed	(281,659)	(5,997,744)	(104,696)	(3,133,435)
Net increase (decrease)	481,533	$ 9,096,901	197,274	$ 5,840,093

6.  INVESTMENT TRANSACTIONS

For the year ended May 31, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 24,610,132

Sales

Investment Securities                          $ 26,625,860

Annual Report |  32

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2023

7.  TAX INFORMATION

As of May 31, 2023, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 45,926,472
Gross (Depreciation)	(19,199,283)
Net Appreciation on Investments	$ 26,727,189

At May 31, 2023, the aggregate cost of securities for federal income tax purposes was $100,249,745.

As of the fiscal year ended May 31, 2023, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated undistributed capital gain	$ 4,205,618
Post December loss deferral	(269,684)
Unrealized appreciation	26,727,189
$ 30,663,123

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund incurred and elected to defer $269,684 of such ordinary late year losses.

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

The Fund has recorded a reclassification in the capital accounts. As of May 31, 2023, the Fund recorded permanent book/tax differences of $116,670 from distributable earnings to paid in capital primarily due to net operating loss forfeiture and the utilization of earnings and profits distributed to shareholders on redemption of shares. This reclassification has no impact on the net asset value of the Fund.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2023 and 2022 were as follows:

	2023	2022
Ordinary Income	$ 683,158	$ 283,771
Long-Term Capital Gain	$10,641,652	$ 2,035,107

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

Annual Report |  33

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2023

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act. As of May 31, 2023, TD Ameritrade, Inc. held in an omnibus account for the benefit of others approximately 77% of the voting securities of the Fund. The Fund does not know whether any underlying accounts of TD Ameritrade, Inc., owned or controlled 25% of the voting securities of the Fund.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

12.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

Annual Report |  34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tarkio Fund and Board of Trustees of Clark Fork Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tarkio Fund (the “Fund”), a series of Clark Fork Trust, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011

COHEN & COMPANY, LTD.

Cleveland, Ohio July 27, 2023

Annual Report |  35

TARKIO FUND

EXPENSE ILLUSTRATION

MAY 31, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2022 through May 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2022	May 31, 2023	December 1, 2022 to May 31, 2023
Actual	$1,000.00	$1,048.87	$5.11
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.95	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report |  36

TARKIO FUND

TRUSTEES & OFFICERS

MAY 31, 2023 (UNAUDITED)

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
Russell Piazza (2) (67)	Interested Trustee and Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	Registered Representative, Crowell Weedon & Co. (stock brokerage and financial advisory services company), 1977 to 1979. President & Portfolio Manager, Vice President of Investments, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 1979 to 2006. Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1	None
Virginia Belker (57)	Chief Compliance Officer	Indefinite Term; Since 2011

Branch Administrative Manager, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.

				N/A	N/A
Michele Blood (57)	Treasurer	Indefinite Term; Since 2015

Senior Registered Investment Assistant at Piper Jaffray & Co. (stock brokerage and investment advisory firm),  from 1987 until 2006 (merged with UBS Financial Services in 2006).  Co-founder and Vice President of Front Street Capital Management, Inc. 2006 to present.  Michele received her certificate of Accounting and Technology from the University of Montana, College of Technology.

				N/A	N/A
John H. Lively (54)	Secretary	Indefinite Term; Since 2010	Attorney, Practus, LLP (law firm), May 1, 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to April 30, 2018.	N/A	N/A
Independent Trustees
Simona Stan (57)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana College of Business (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Michael Munsey (76)	Independent Trustee	Indefinite Term, Since May 2013	CEO, The Depot, Inc., Missoula, Montana	1	None

(1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

(2) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Annual Report |  37

TARKIO FUND

ADDITIONAL INFORMATION

MAY 31, 2023 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC's website at http://www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on August 31 and February 28. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The Program is to be reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended May 31, 2023, the Program’s administrator (the “Program Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Program Administrator’s written report to the Trust’s Board of Trustees (the “Board”) for the period January 1, 2022 to December 31, 2022 addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation. The report observed that the Fund was invested primarily in highly liquid securities, and it was not recommended that the Fund adopt a highly liquid investment minimum. No material changes were recommended to the Program. The report concluded that (i) the Fund’s liquidity risk management Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Program has been effectively implemented.

Annual Investment Advisory Agreement Renewal – At a meeting held on April 26, 2023, the Board considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Front Street Capital Management, Inc. (the “Adviser”) on behalf of the Tarkio Fund (the “Fund”). In approving the Agreement, the Board considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be

Annual Report |  38

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2023 (UNAUDITED)

realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of shareholders; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) reports as to assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, and techniques used in managing the Fund and qualifications and abilities of the its professional personnel; (v) compliance and audit reports concerning the Fund; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii)  benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent, and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer and a Liquidity Risk Management Program Administrator to the Fund. The Trustees noted the Adviser’s continuity of advisory services provided to the Fund, and commitment to retain qualified personnel; and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and

Annual Report |  39

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2023 (UNAUDITED)

experience of its personnel. They considered the Adviser’s team approach to managing the Fund’s portfolio. The Trustees discussed the Adviser’s ongoing efforts to market the Fund to investors and the Adviser’s overall investment philosophy.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and long-term performance of the Fund with the performance of a group of mid-cap blend funds as categorized by Morningstar as the Fund’s peer group (the “Category”) and the Fund’s benchmark index, the S&P 500 Index (the “Index”).  The Category and Index performance data included 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2022. The Fund underperformed its Category average and its Index for each such period. The Trustees noted that the Adviser manages separate accounts with the same investment objective as the Fund and that the performance of the majority of these accounts was generally slightly higher than the Fund’s performance for the calendar year 2022.  It was noted that performance differences between the average separate accounts and the Fund are attributed primarily to differences in cash flows of the Fund versus those of the separate accounts that directly affect the ability to purchase and sell shares of companies for investment at any particular time.  The Trustees discussed the Adviser’s investment process, noting that the Fund has experienced periods of outperformance as well underperformance relative to its Category average over the life of the Fund.  The Trustees noted that the Fund is more concentrated than the Index and performance will fluctuate to a greater extent during market declines and advances. The Trustees further noted that the Fund is not managed to track the performance of the Index or its Category average.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees noted that the Adviser was profitable for the 2022 calendar year regarding its services to the Fund. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund, noting that many of its advisory clients may purchase shares of the Fund for related smaller accounts. The Trustees then compared the fees and expenses of the Fund to its Category.  They found that the Fund’s overall expense ratio of 1.00% per annum was 0.014% less than the Category average.  The Trustees also

Annual Report |  40

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2023 (UNAUDITED)

considered that the Adviser pays certain of the Fund’s operating expenses out of its management fee and administrative services fee. The Trustees noted that the Adviser does not receive a higher fee for services provided to separately managed accounts as compared to the fees it receives from the Fund. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the advisory fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund to 1.00%.  The Trustees also considered the Adviser’s decision to voluntarily reduce its management fee over the years. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions and potential benefits to the Adviser that may be viewed as soft dollars that could result from its trading. The Trustees considered the process by which evaluations are made, noting that the Fund is no longer charged brokerage commissions on its exchange traded equity trades. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by the Adviser in managing the Fund were satisfactory.

Based on the foregoing, the Board determined that the best interests of the Fund’s shareholders were served by the renewal of the Advisory Agreement for a one-year term.

Annual Report |  41

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Annual Report |  42

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s advisory fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2023

$ 14,500

FY 2022

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

(c)

Tax Fees

Registrant

FY 2023

$ 3,500

FY 2022

$ 3,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services for which the Pre-Approval Requirement is Waived

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than fifty percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant                 Adviser

FY 2023                  $3,500                         $0

FY 2022                  $3,500                        NA

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a) (1)                    Code is filed herewith.

(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: August 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date: August 1, 2023

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date: August 1, 2023